UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2012

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 27, 2012, Allied Nevada Gold Corp. (the “Company”) issued a press release with an exploration update on its Hycroft, Hasbrouck and Wildcat properties. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 28, 2012, the Company issued a press release reporting the Company’s fourth quarter operational progress to date. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press releases attached as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated November 27, 2012.

99.2	Press Release of Allied Nevada Gold Corp dated November 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 3, 2012	Allied Nevada Gold Corp.

	By:	/s/ Scott Caldwell
Scott Caldwell
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated November 27, 2012.

99.2	Press Release of Allied Nevada Gold Corp dated November 28, 2012